SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2010

AMBICOM HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-153402	26-2964607
(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)

405 River Oaks Parkway San Jose, California	95134-1916
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 321-0822

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.             Previous Independent Registered Public Accounting Firm.

A.   On March 12, 2010, the Company dismissed its independent registered public accounting firm, De Joya Griffith & Company, LLC (“De Joya”).

B.  The report of De Joya for the year ending July 31, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The Company approved the engagement Kim & Lee Corporation (“K&L”) as its new independent registered public accountants. The Company did not consult K&L regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

D.  During the Company's most recent fiscal years and the subsequent interim period through March 12, 2010, the date of dismissal, there were no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of De Joya, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Company’s financial statements.

E.    The Company has made the contents of its Form 8-K available to De Joya and requested it to furnish a letter to the Commission as to whether De Joya agrees or disagrees with, or wishes to clarify the Company's expression of their views.  De Joya has responded to our requests to furnish a letter to the Commission with such letter attached as Exhibit 16.1 to this Form 8-k.

2.             New Independent Registered Public Accounting Firm.

The Registrant has engaged K&L as its new independent certified public accounting firm to audit the Registrant’s financial statements July 31, 2010. Prior to such engagement, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambicom Holdings, Inc.

Date: May 5, 2010	By:	/s/ John Hwang
Name: John Hwang
Title: Chief Executive Officer

April 20, 2010

Securities and Exchange Commission
100 F. Street, N.E.
Washington, DC 20549

RE: Ambicom Holdings, Inc f/k/a Med Control, Inc.

We have read the statements that we understand Ambicom Holdings, Inc f/k/a Med Control, Inc. will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

Sincerely,
De Joya Griffith & Company, LLC

/s/ De Joya Griffith & Company, LLC

De Joya Griffith & Company, LLC
Certified Public Accountants

2580 Anthem Village Dr., Henderson, NV 89052 Telephone (702) 563-1600 ● Facsimile (702) 920-8049	Member Firm with Russell Bedford International